                                                                  EXHIBIT 17.2

                                    OFFICERS

                 VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.




NAME                     OFFICE                              LOCATION
-----------------------  ----------------------------------  --------------------
Don  G. Powell           Chairman & Chief Executive Officer  Houston, TX

William R. Molinari      President & Chief Operating         Oakbrook Terrace, IL
                         Officer

Ronald A. Nyberg         Executive Vice President & General  Oakbrook Terrace, IL
                         Counsel
William R. Rybak         Executive Vice President & Chief    Oakbrook Terrace, IL
                         Financial Officer
Paul R. Wolkenberg       Executive Vice President            Houston, TX

Robert A. Broman         Sr. Vice President                  Oakbrook Terrace, IL
Gary R. DeMoss           Sr. Vice President                  Oakbrook Terrace, IL
Keith K. Furlong         Sr. Vice President                  Oakbrook Terrace, IL
Douglas B. Gehrman       Sr. Vice President                  Houston, TX
Richard D. Humphrey      Sr. Vice President                  Houston, TX
Scott E. Martin          Sr. Vice President, Deputy General  Oakbrook Terrace, IL
                         Counsel & Secretary
Debra A. Nichols         Sr. Vice President                  Houston, TX
Charles G. Millington    Sr. Vice President & Treasurer      Oakbrook Terrace, IL
Robert S. West           Sr. Vice President                  Oakbrook Terrace, IL
John H. Zimmermann, III  Sr. Vice President                  Oakbrook Terrace, IL

Timothy K. Brown         1st Vice President                  Laguna Niguel, CA
James S. Fosdick         1st Vice President                  Oakbrook Terrace, IL
Edward F. Lynch          1st Vice President                  Oakbrook Terrace, IL
Dominic C. Martellaro    1st Vice President                  San Francisco, CA
Mark R. McClure          1st Vice President                  Oakbrook Terrace, IL
Mark T. McGannon         1st Vice President                  Oakbrook Terrace, IL
James J. Ryan            1st Vice President                  Oakbrook Terrace, IL
Michael L. Stallard      1st Vice President                  Oakbrook Terrace, IL
David M. Swanson         1st Vice President                  Oakbrook Terrace, IL
Patrick J. Woelfel       1st Vice President                  Oakbrook Terrace, IL

Laurence J. Althoff      Vice President & Controller         Oakbrook Terrace, IL
James K. Ambrosio        Vice President                      Massapequa, NY
Patricia A. Bettlach     Vice President                      St. Louis, MO
Carol S. Biegel          Vice President                      Oakbrook Terrace, IL
James J. Boyne           Vice President and Assistant        Oakbrook Terrace, IL
                         Secretary

Linda Mae Brown          Vice President                      Oakbrook Terrace, IL
William F. Burke, Jr.    Vice President                      Mendham, NJ
Loren Burket             Vice President                      Plymouth, MN
Thomas M. Byron          Vice President                      Oakbrook Terrace, IL

Glenn M. Cackovic         Vice President                      Laguna Niguel, CA
Joseph N. Caggiano        Vice President                      New York, NY
Richard J. Charlino       Vice President                      Oakbrook Terrace, IL
Eleanor M. Cloud          Vice President                      Oakbrook Terrace, IL
Dominick Cogliandro       Vice President & Asst. Treasurer    New York, NY
Michael Colston           Vice President                      Louisville, KY
Suzanne Cummings          Vice President                      Houston, TX
Tracey M. DeLusant        Vice President                      Lynbrook, NY
David B. Dibo             Vice President                      Oakbrook Terrace, IL
Howard A. Doss            Vice President                      Tampa, FL
Charles Edward Fisher     Vice President                      Oakbrook Terrace, IL
William J. Fow            Vice President                      Redding, CT
Nicholas J. Foxhaven      Vice President                      Denver, CO
Charles Friday            Vice President                      Gibsonia, PA
Nori L. Gabert            Vice President, Assoc. General      Houston, TX
                          Counsel & Asst. Secretary
Erich P. Gerth            Vice President                      Dallas, TX
Daniel Hamilton           Vice President                      Houston, TX
John A. Hanhauser         Vice President                      Philadelphia, PA
Eric J. Hargens           Vice President                      Orlando, FL
Susan J. Hill             Vice President                      Oakbrook Terrace, IL
J. Christopher Jackson    Vice President, Assoc. General      Oakbrook Terrace, IL
                          Counsel & Asst. Secretary

Lowell Jackson            Vice President                      Norcross, GA
Dana R. Klein             Vice President                      Oakbrook Terrace, IL
Ann Marie Klingenhagen    Vice President                      Oakbrook Terrace, IL
Frederick Kohly           Vice President                      Miami, FL
David R. Kowalski         Vice President & Director           Oakbrook Terrace, IL
                          of Compliance
S. William Lehew III      Vice President                      Charlotte, NC
Robert C. Lodge           Vice President                      Philadelphia, PA
Walter Lynn               Vice President                      Flower Mound, TX
Michele L. Manley         Vice President                      Oakbrook Terrace, IL
Kevin S. Marsh            Vice President                      Bellevue, WA
Carl Mayfield             Vice President                      Lakewood, CO
Ruth L. McKeel            Vice President                      Oakbrook Terrace, IL
John Mills                Vice President                      Kenner, LA
Robert Muller, Jr.        Vice President                      Houston, TX
Ronald E. Pratt           Vice President                      Marietta, GA
Craig S. Prichard         Vice President                      Oakbrook Terrace, IL
Walter E. Rein            Vice President                      Oakbrook Terrace, IL
Michael W. Rohr           Vice President                      Oakbrook Terrace, IL
James B. Ross             Vice President                      Oakbrook Terrace, IL
Heather R. Sabo           Vice President                      Richmond, VA
Stephanie Scarlata        Vice President                      Lynbrook, NY
Lisa A. Schomer           Vice President                      Oakbrook Terrace, IL
Ronald J. Schuster        Vice President                      Tampa, FL
Jeffrey C. Shirk          Vice President                      Boston, MA
Kimberly M. Spangler      Vice President                      Atlanta, GA
Darren D. Stabler         Vice President                      Phoenix, AZ
Christopher J. Staniforth Vice President                      Leawood, KS
William C. Strafford      Vice President                      Granger, IN
David A. Tabone           Vice President                      Phoenix, AZ
James C. Taylor           Vice President                      Oakbrook Terrace, IL
John F. Tierney           Vice President                      Oakbrook Terrace, IL
Curtis L. Ulvestad        Vice President                      Red Wing, MN




Jeff Warland              Vice President                          Oakbrook Terrace, IL
Sandra A. Waterworth      Vice President and Assistant            Oakbrook Terrace, IL
                          Secretary
Weston B. Wetherell       Vice President, Assoc. General          Oakbrook Terrace, IL
                          Counsel & Asst. Secretary
James R. Yount            Vice President                          Seattle, WA
Patrick M. Zacchea        Vice President                          New York, NY
Richard P. Zgonina        Vice President                          Oakbrook Terrace, IL

Brian P. Arcara           Asst. Vice President                    Philadelphia, PA
Christopher M. Bisaillon  Asst. Vice President                    Oakbrook Terrace, IL
Eric J. Bridges           Asst. Vice President                    Oakbrook Terrace, IL
Billie J. Bronaugh        Asst. Vice President                    Houston, TX
Robert C. Brooks          Asst. Vice President                    Manchester, MA
Richard B. Callaghan      Asst. Vice President                    Oakbrook Terrace, IL
Stephen M. Cutka          Asst. Vice President                    Oakbrook Terrace, IL
Nicholas Dalmaso          Asst. Vice President & Asst.            Oakbrook Terrace, IL
                          Secretary
Gerald A. Davis           Asst. Vice President                    Oakbrook Terrace, IL
Daniel R. DeJong          Asst. Vice President                    Oakbrook Terrace, IL
Jerome M. Dybzinski       Asst. Vice President                    Oakbrook Terrace, IL
Melissa B. Epstein        Asst. Vice President                    Houston, TX
Huey P. Falgout, Jr.      Asst. Vice President & Asst. Secretary  Houston, TX
Walter C. Gray            Asst. Vice President                    Oakbrook Terrace, IL
Joseph Hays               Asst. Vice President                    Philadelphia, PA
Scott F. Heyer            Asst. Vice President                    Tampa, FL
Jeffrey S. Kinney         Asst. Vice President                    Oakbrook Terrace, IL
Hunter Knapp              Asst. Vice President                    Laguna, CA
Michael B. Kollins        Asst. Vice President                    Oakbrook Terrace, IL
Natalie N. Hurdle         Asst. Vice President                    New York, NY
Laurie L. Jones           Asst. Vice President                    Houston, TX
Patricia D. Lathrop       Asst. Vice President                    Tampa, FL
Tony E. Leal              Asst. Vice President                    Houston, TX
Ivan R. Lowe              Asst. Vice President                    Houston, TX
Linda S. MacAyeal         Asst. Vice President                    Oakbrook Terrace, IL
Ann Therese McGrath       Asst. Vice President                    Laguna, CA
Stuart R. Moehlman        Asst. Vice President                    Houston, TX
Peggy E. Moro             Asst. Vice President                    Oakbrook Terrace, IL
Gregory S. Parker         Asst. Vice President                    Houston, TX
David B. Partain          Asst. Vice President                    Oakbrook Terrace, IL
Christine K. Putong       Asst. Vice President & Asst. Secretary  Oakbrook Terrace, IL
Michael Quinn             Asst. Vice President                    Oakbrook Terrace, IL
David P. Robbins          Asst. Vice President                    Oakbrook Terrace, IL
Jeffrey S. Rourke         Asst. Vice President                    Oakbrook Terrace, IL
Thomas J. Sauerborn       Asst. Vice President                    New York, NY
Bruce Saxon               Asst. Vice President                    Oakbrook Terrace, IL
Andrew J. Scherer         Asst. Vice President                    Oakbrook Terrace, IL
Traci T. Sorensen         Asst. Vice President                    Oakbrook Terrace, IL
Gary Steele               Asst. Vice President                    Philadelphia, PA
David H. Villarreal       Asst. Vice President                    Oakbrook Terrace, IL
Robert A. Watson          Asst. Vice President                    Oakbrook Terrace, IL
Kathleen M. Wennerstrum   Asst. Vice President                    Oakbrook Terrace, IL
Barbara A. Withers        Asst. Vice President                    Oakbrook Terrace, IL

David C. Goodwin          Asst. Secretary                         Oakbrook Terrace, IL
Gina M. Scumaci           Asst. Secretary                         Oakbrook Terrace, IL

Elizabeth M. Brown        Officer                                 Houston, TX
John Browning             Officer                                 Oakbrook Terrace, IL
Leticia George            Officer                                 Houston, TX
Gina Grippo               Officer                                 Houston, TX
Sarah Kessler             Officer                                 Oakbrook Terrace, IL
Francis McGarvey          Officer                                 Houston, TX
William D. McLaughlin     Officer                                 Houston, TX
Becky Newman              Officer                                 Houston, TX
Rosemary Pretty           Officer                                 Houston, TX
Colette Saucedo           Officer                                 Houston, TX
Frederick Shepherd        Officer                                 Houston, TX
Larry Vickrey             Officer                                 Houston, TX
John Yovanovic            Officer                                 Houston, TX

                                   DIRECTORS

                 VAN KAMPEN AMERICAN CAPITAL DISTRIBUTORS, INC.




NAME                 OFFICE                    LOCATION
-------------------  ------------------------  ---------------------------------
Don G. Powell        Chairman & CEO            2800 Post Oak
                                               Blvd.Houston, TX 77056

William R. Molinari  President & COO           One Parkview Plaza
                                               Oakbrook Terrace, IL 60181

Ronald A. Nyberg     Executive Vice President  One Parkview Plaza
                     & General Counsel         Oakbrook Terrace, IL 60181

William R. Rybak     Executive Vice President  One Parkview Plaza
                     & CFO                     Oakbrook Terrace, IL 60181